NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Global Allocation Fund

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises six portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the three months ended December 31, 2019 for Highland Global Allocation Fund (the “Fund”). Highland Socially Responsible Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, Highland Fixed Income Fund and Highland Energy MLP Fund are reported separately.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Global Allocation Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2019, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange traded funds, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Global Allocation Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2019 is as follows

	Total value at December 31, 2019 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Assets
Non-U.S. Equity
Communication Services	4,242,869	4,242,869	—	—
Consumer Discretionary	11,310,190	7,721,190	3,589,000	—
Energy	18,731,178	18,731,178	—	—
Financial	6,085,439	6,085,439	—	—
Industrials	3,477,326	3,477,326	—	—
Information Technology	10,136,942	10,136,942	—	—
Utilities	68,717,765	68,717,765	—	—
U.S. Equity
Communication Services	47,126,785	137,878	—	46,988,907
Consumer Discretionary	2,904,926	2,904,926	—	—
Healthcare	11,100,860	11,100,860	—	—
Materials	3,652,420	—	3,652,420	—
Real Estate	11,606,058	8,605,036	—	3,001,022
Non-U.S. Master Limited Partnerships
Energy	48,475,593	48,475,593	—	—
U.S. Senior Loans
Communication Services	14,705,264	—	—	14,705,264
Energy	13,667,313	—	13,667,313	—
Retail	1,611,551	—	1,611,551	—
Service	2,235,425	—	2,235,425	—
Utilities	259,072	—	259,072	—
Non-U.S. Government Bond
Sovereign	30,684,063	—	30,684,063	—
Non-U.S. Registered Investment Companies	21,812,604	18,327,222	—	3,485,382
U.S. LLC Interest
Real Estate	14,776,618	—	—	14,776,618
Non-U.S. Asset-Backed Securities	11,695,542	—	11,579,185	116,357
U.S. Preferred Stock
Financial	3,437,570	—	3,437,570	—
Real Estate	7,048,392	—	7,048,392	—
U.S. Agency Collateralized Mortgage Obligation	9,986,111	—	9,986,111	—
U.S. Rights
Utilities	8,316,210	—	8,316,210	—
Non-U.S. Corporate Bonds & Notes
Communication Services	990,022	—	990,022	—
Energy	2,558,790	—	63	2,558,727
U.S. Exchange Traded Fund	1,735,020	1,735,020	—	—
U.S. Corporate Bonds & Notes
Real Estate	240,929	—	240,929	—
Utilities	780,534	—	780,534	—
Non-U.S. Senior Loan
Communication Services	919,588	—	919,588	—
U.S. Warrants
Healthcare	461,511	—	—	461,511

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Global Allocation Fund

	Total value at December 31, 2019 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Non-U.S. Warrants
Communication Services	17,017	—	17,017	—
Industrials	292,026	—	292,026	—
Information Technology	48,427	—	48,427	—

Total Assets	395,847,950	210,399,244	99,354,918	86,093,788

Liabilities
Securities Sold Short
U.S. Exchange-Traded Fund	(1,835,745)	(1,835,745)	—	—
Non-U.S. Equity
Communication Services	(3,992,000)	(3,992,000)	—	—
Energy	(4,045,887)	(4,045,887)	—	—
Healthcare	(11,974,400)	(11,974,400)	—	—
U.S. Equity
Communication Services	(22,536,651)	(22,536,651)	—	—
Consumer Discretionary	(1,621,484)	(1,621,484)	—	—
Healthcare	(34,341,103)	(34,341,103)	—	—
Other Financial Instruments
Short Futures	(1,788,400)	(1,788,400)	—	—

Total Liabilities	(82,135,670)	(82,135,670)	—	—

Total	313,712,280	128,263,574	99,354,918	86,093,788

The tables below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the three months ended December 31, 2019.

	Balance as of September 30, 2019 $	Transfers into Level 3 $	Transfers Out of Level 3 $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gains/ (Losses) $	Net Unrealized Gains/ (Losses) $	Net Purchases $	Net (Sales) $	Balance as of December 31, 2019 $	Change in Unrealized Gains/Losses Included in Earnings Related to Securities Still held at Reporting Date $
U.S. Equity
Chemicals	731,871	—	—	—	(330,665)	480,567	—	(881,773)	—	—
Communication Services	47,134,704	—	—	—	—	(145,797)	—	—	46,988,907	(145,797)
Real Estate	—	1,000	—	—	—	22	3,000,000	—	3,001,022	22
U.S. Senior Loans
Chemicals	1,088,107	—	—	(79,658)	40,002	(32,988)	—	(1,015,463)	—	—
Communication Services	14,336,849	—	—	21	—	(29,490)	397,884	—	14,705,264	(29,490)
Non-U.S. Registered Investment Companies	3,483,081	—	—	—	—	2,301	—	—	3,485,382	2,301
U.S. LLC Interest	15,207,664	—	—	—	—	(431,046)	—	—	14,776,618	(431,046)
Non-U.S. Asset-Backed Securities	136,722	—	—	—	—	(20,365)	—	—	116,357	(20,365)
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—	—	—	—	—	—	—	2,558,727	—
Non-U.S. Warrants
Healthcare	187,883	—	—	—	—	273,628	—	—	461,511	273,628

Total	84,865,608	1,000	—	(79,637)	(290,663)	96,832	3,397,884	(1,897,236)	86,093,788	(350,769)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Global Allocation Fund

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/19 $	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Equity	49,989,929	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	55.2% - 59.8%
		Discounted Cash Flow	Discount Rate	16.0%
		Transaction Indication of Value	Enterprise Value ($mm)	$365.0 - $771.0
		Net Asset Value	N/A	N/A
U.S. Senior Loans	14,705,264	Discounted Cash Flow	Discount Rate	11.1%
			Spread Adjustment	0.1%
Non-U.S. Registered Investment Companies	3,485,382	Net Asset Value	N/A	N/A
U.S. LLC Interest	14,776,618	Discounted Cash Flow	Discount Rate	2.59% - 4.54%
Non-U.S. Asset-Backed Securities	116,357	Discounted Cash Flow	Discount Rate	20.9%
Non-U.S. Corporate Bonds & Notes	2,558,727	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
U.S. Warrants	461,511	Black-Sholes Model	Annualized Volatility	64.8%

Total	86,093,788

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: adjusted yield, swap rate, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, discount rate and size adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 20% to as high as 80% as of December 31, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgment. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Global Allocation Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $63,330,117 was held with the broker for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

At December 31, 2019, the Fund held futures contracts. During the three months ended December 31, 2019, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Global Allocation Fund

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.

If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration)., There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid. The Fund did not have any transactions in written options for the period ended December 31, 2019.

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of each Fund as of December 31, 2019:

Issuer	Shares at September 30, 2019	Beginning Value as of September 30, 2019 $	Purchases at Cost $	Proceeds from Sales $	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ Depreciation $	Ending Value as of December 31, 2019 $	Shares at December 31, 2019	Affiliated Income $
Other Affiliates
TerreStar Corp. (U.S. Equity)	169,531	47,134,704	—	—	—	(145,797)	46,988,907	169,531	—
GAF REIT (U.S. Equity)	100	1,000	3,000,000	—	—	22	3,001,022	300,100	—
NexPoint Residential Trust (U.S. Equity)	61,912	2,895,005	36,508	(13,749)	—	(95,814)	2,821,950	62,710	5,713
Highland Energy MLP Fund (Master Limited Partnerships)	5,166,913	14,415,686	409,406	—	—	(1,330,029)	13,495,063	5,334,017	409,406
TerreStar Corp. (U.S. Senior Loans)	14,336,849	14,336,849	397,905	—	—	(29,490)	14,705,264	14,734,734	405,916
BB Votorantim Highland Infrastructure LLC (Registered Investment Companies)	10,000	3,483,081	—	—	—	2,301	3,485,382	10,000	—
Highland Merger Arbitrage Fund (Registered Investment Companies)	544,599	10,445,409	—	—	—	157,933	10,603,342	544,599	34,631
NexPoint Strategic Opportunities Fund (Registered Investment Companies)	436,131	7,819,829	—	—	—	(95,949)	7,723,880	436,131	261,679
SFR WLIF I, LLC (U.S. LLC Interest)	6,773,494	6,918,447	—	—	—	(244,388)	6,674,059	6,773,494	410,600
SFR WLIF II, LLC (U.S. LLC Interest)	4,437,497	4,537,341	—	—	—	(141,645)	4,395,696	4,437,497	246,196
SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,751,876	—	—	—	(45,013)	3,706,863	3,789,008	117,040

Total	35,726,034	115,739,227	3,843,819	(13,749)	—	(1,967,869)	117,601,428	36,591,821	1,891,181